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                           ALPINE LIFE INSURANCE COMPANY


                                 POWER OF ATTORNEY

                                  Gregory A. Boyko
                                    Lynda Godkin
                                  Thomas M. Marra
                                  Lowndes A. Smith
                               David M. Znamierowski



do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty, and Thomas S. Clark to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Alpine Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.





/s/ Gregory A. Boyko                              Dated as of October 1, 1998
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Gregory A. Boyko

/s/ Lynda Godkin                                  Dated as of October 1, 1998
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Lynda Godkin

/s/  Thomas M. Marra                              Dated as of October 1, 1998
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Thomas M. Marra

/s/ Lowndes A. Smith                              Dated as of October 1, 1998
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Lowndes A. Smith

/s/ David M. Znamierowski                         Dated as of October 1, 1998
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David M. Znamierowski